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                                                                      EXHIBIT 24




                                POWER OF ATTORNEY
                                -----------------



         KNOW ALL MEN BY THESE PRESENTS THAT the undersigned directors and officers of Zaxis International Inc., a Delaware corporation, does hereby constitute and appoint Leonard P. Tannen a true and lawful individual in his name, place and stead, in any and all capacities, to sign his name to Annual Reports on From 10-KSB for the year ended December 31, 2001 under the Securities Exchange Act of 1934, as amended, and to any and all amendments, of said Company, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said individual full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said individuals or any one of them shall lawfully do or cause to be done by virtue hereof.

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
Dated:   March 28, 2002

/s/ Ronald Hanson                           Director, Chairman of the Board                          March 28, 2002
------------------------------------
Ronald Hanson

/s/ James Roberts                           Director                                                 March 28, 2002
------------------------------------
James Roberts

/s/ William Martin                          Director                                                 March 28, 2002
------------------------------------
William Martin

/s/ Steven Ficyk                            Director                                                 March 28, 2002
------------------------------------
Steven Ficyk

/s/ Robert Turner                           Director                                                 March 28, 2002
------------------------------------
Robert Turner

/s/ Leonard P. Tannen                       Director, President & Chief Executive                    March 28, 2002
------------------------------------        Officer, principal financial officer,
Leonard P. Tannen                           principal accounting officer


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